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                                                                    Exhibit 10.2

                               GUARANTY AGREEMENT

     THIS GUARANTY AGREEMENT (this "Guaranty Agreement") is entered into as of March 30, 2006, among by WORLD AIR HOLDINGS, INC., a Delaware corporation, and WORLD AIRWAYS PARTS COMPANY, LLC, a Delaware limited liability company (each a "Guarantor", and collectively, the "Guarantors", which terms shall include any Domestic Subsidiary which becomes a Guarantor pursuant to Section 7.16 of the Credit Agreement referred to below), in favor of WACHOVIA BANK, NATIONAL ASSOCIATION, in its capacity as the Agent (in such capacity, the "Agent") for the financial institutions from time to time party to the Credit Agreement described below (the "Lenders"). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Credit Agreement (as defined below).

                                    RECITALS

     WHEREAS, pursuant to that certain Credit Agreement dated as of March 30, 2006 (together with all modifications, renewals, extensions, supplements and replacements from time to time, the "Credit Agreement") among World Airways, Inc., a Delaware corporation, North American Airlines, Inc., a Delaware corporation (the "Borrowers"), the Lenders and the Agent, the Lenders have agreed to make Loans and to issue or participate in Letters of Credit upon the terms and subject to the conditions set forth therein; and

     WHEREAS, it is a condition precedent to the effectiveness of the Credit Agreement and the obligations of the Lenders to make their respective Loans and to issue or participate in Letters of Credit under the Credit Agreement that the Guarantors shall have executed and delivered this Guaranty Agreement to the Agent for the ratable benefit of the Lenders; and

     WHEREAS, the Borrowers and the Guarantors are engaged in related businesses, and each Guarantor will derive substantial direct and indirect benefit from the making of the extensions of credit under the Credit Agreement;

     NOW, THEREFORE, in consideration of these premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. The Guaranty.

     Each Guarantor hereby guarantees to each Lender and to each Affiliate of a Lender that enters into a Lender Hedging Agreement with or provides Bank Products to a Borrower the prompt payment of all Obligations of the Borrowers, whenever arising (hereinafter, collectively, the "Guaranteed Obligations"), in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration, a mandatory cash collateralization or otherwise) strictly in accordance with the terms thereof. Each Guarantor hereby further agrees that if any of the Guaranteed Obligations are not paid in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration, as mandatory cash collateralization or otherwise), such Guarantor will promptly pay the same, upon demand, and that in the case of any extension of time of payment or renewal of any of the Guaranteed Obligations, the same will be promptly paid in full when due (whether at extended maturity, as a mandatory prepayment, by acceleration or

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otherwise) in accordance with the terms of such extension or renewal. This guaranty is a guaranty of payment and not of collection.

     Notwithstanding any provision to the contrary contained herein or in any other of the Credit Documents or any Lender Hedging Agreements or agreement pertaining to Bank Products, to the extent the obligations of any Guarantor shall be adjudicated to be invalid or unenforceable for any reason (including, without limitation, because of any applicable state or federal law relating to fraudulent conveyances or transfers) then the obligations of such Guarantor hereunder shall be limited to the maximum amount that is permissible under applicable law (whether federal or state and including, without limitation, any bankruptcy, insolvency or similar law), after taking into account, among other things, such Guarantor's right of contribution and indemnification from each other Credit Party under applicable law or the Contribution Agreement.

     2. Joint and Several Liability.

          (a) Each of the Guarantors is accepting joint and several liability hereunder in consideration of the financial accommodations to be provided by the Lenders under the Credit Agreement, for the mutual benefit, directly and indirectly, of each of the Borrowers and Guarantors and in consideration of the undertakings of each of the Guarantors to accept joint and several liability for the obligations of each of the Borrowers.

          (b) Each of the Guarantors jointly and severally hereby irrevocably and unconditionally accepts, not merely as a surety but also as a co-obligor, joint and several liability with the other Guarantors with respect to the payment and performance of all of the Guaranteed Obligations, it being the intention of the parties hereto that all the Guaranteed Obligations shall be the joint and several obligations of each of the Guarantors without preferences or distinction among them.

          (c) If and to the extent that any of the Borrowers or Guarantors shall fail to make any payment with respect to any of the Obligations as and when due or to perform any of the Obligations in accordance with the terms thereof, then in each such event, the other Guarantors will make such payment with respect to, or perform, such Obligation.

     3. Obligations Unconditional.

     The obligations of each of the Guarantors under Section 1 hereof are absolute and unconditional, irrespective of the value, genuineness, validity, regularity or enforceability of any of the Credit Documents or any Lender Hedging Agreement or agreement pertaining to Bank Products (except to the extent the scope of the Guaranteed Obligations are affected thereby), or any other agreement or instrument referred to therein, or any substitution, release or exchange of any other guaranty of or security for any of the Guaranteed Obligations, and, to the fullest extent permitted by applicable law, irrespective of any other circumstance whatsoever which might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor other than the payment and discharge of the Guaranteed Obligations in full, it being the intent of this Section 3 that the obligations of each Guarantor hereunder shall be absolute and unconditional

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under any and all circumstances. Each Guarantor agrees that it shall have no right of subrogation, indemnity, reimbursement or contribution against any Borrower or any other Guarantor of the Obligations for amounts paid under this Guaranty Agreement until all of the Credit and Collateral Termination Events have occurred. Without limiting the generality of the foregoing, it is agreed that, to the fullest extent permitted by law, the occurrence of any one or more of the following shall not alter or impair the liability of any Guarantor hereunder which shall remain absolute and unconditional as described above:

               (i) at any time or from time to time, without notice to any Guarantor, the time for any performance of or compliance with any of the Guaranteed Obligations shall be extended, or such performance or compliance shall be waived;

               (ii) any of the acts mentioned in any of the provisions of any of the Credit Agreement, the Credit Documents, any Lender Hedging Agreement or agreement pertaining to Bank Products or any other agreement or instrument referred to in the Credit Agreement, the Credit Documents or any Lender Hedging Agreement or agreement pertaining to Bank Products shall be done or omitted;

               (iii) the maturity of any of the Guaranteed Obligations shall be accelerated, or any of the Guaranteed Obligations shall be modified, supplemented or amended in any respect by the parties thereto in accordance with the terms thereof, or any right under any of the Credit Agreement, the Credit Documents, any Lender Hedging Agreement or agreement pertaining to Bank Products or any other agreement or instrument referred to in the Credit Agreement, the Credit Documents or any Lender Hedging Agreement or agreement pertaining to Bank Products shall be waived or any other guarantee of any of the Guaranteed Obligations or any security therefor shall be released or exchanged in whole or in part or otherwise dealt with;

               (iv) any Lien granted to, or in favor of, the Agent or any Lender or Lenders as security for any of the Guaranteed Obligations shall fail to attach or be perfected; or

               (v) any of the Guaranteed Obligations shall be determined to be void or voidable (including, without limitation, for the benefit of any creditor of any Guarantor) or shall be subordinated to the claims of any Person (including, without limitation, any creditor of any Guarantor).

With respect to its obligations hereunder, each Guarantor hereby expressly waives diligence, presentment, demand of payment, protest and all notices whatsoever (except to the extent expressly elsewhere provided for in the Credit Agreement or the other Credit Documents), to the extent permitted by law, and any requirement that the Agent or any Lender exhaust any right, power or remedy or proceed against any Person under any of the Credit Agreement, the Credit Documents, any Lender Hedging Agreement or agreement pertaining to Bank Products or any other agreement or instrument referred to in the Credit Agreement, the Credit Documents or any Lender Hedging Agreement or agreement pertaining to Bank Products, or against any other Person under any other guarantee of, or security for, any of the Guaranteed Obligations.

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     4. Reinstatement.

     The obligations of each Guarantor under this Guaranty Agreement shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of any Person in respect of the Guaranteed Obligations is rescinded or must be otherwise restored by any holder of any of the Guaranteed Obligations, whether as a result of any proceedings in bankruptcy or reorganization or otherwise, and each Guarantor agrees that it will indemnify the Agent and each Lender on demand for all reasonable costs and expenses (including, without limitation, fees and expenses of counsel actually incurred, subject to Section 14.7 of the Credit Agreement) incurred by the Agent or such Lender in connection with such rescission or restoration, including any such costs and expenses incurred in defending against any claim alleging that such payment constituted a preference, fraudulent transfer or similar payment under any bankruptcy, insolvency or similar law.

     5. Certain Additional Waivers.

     Each Guarantor further agrees that it shall have no right of recourse to security for the Guaranteed Obligations, except through the exercise of the rights of subrogation pursuant to Section 3 hereof or pursuant to the Contribution Agreement.

     6. Remedies.

     Each Guarantor agrees that, to the fullest extent permitted by law, as between such Guarantor, on the one hand, and the Agent and the Lenders, on the other hand, the Guaranteed Obligations may be declared to be forthwith due and payable as provided in Section 11.2 of the Credit Agreement (and shall be deemed to have become automatically due and payable in the circumstances provided in said Section 11.2) for purposes of Section 1 hereof notwithstanding any stay, injunction or other prohibition preventing such declaration (or preventing the Guaranteed Obligations from becoming automatically due and payable) as against any other Person and that, in the event of such declaration (or the Guaranteed Obligations being deemed to have become automatically due and payable), the Guaranteed Obligations (whether or not due and payable by any other Person) shall forthwith become due and payable by the Guarantors for purposes of said
Section 1.

     7. Limitation on Guaranteed Obligations.

     Notwithstanding any provision to the contrary contained herein or in any other of the Credit Documents or Lender Hedging Agreements or agreement pertaining to Bank Products, the obligations of each Guarantor hereunder shall be limited to an aggregate amount equal to the largest amount that would not render its obligations hereunder subject to avoidance under applicable law (whether federal or state and including, without limitation, Section 548 of the Bankruptcy Code), after taking into account, among other things, such Borrower's right of contribution and indemnification from each other Credit Party under applicable law or the Contribution Agreement.

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     8. Representations, etc.

          (a) The guaranty in this Guaranty Agreement is a continuing guaranty, and shall apply to all Guaranteed Obligations whenever arising;

          (b) Each Guarantor hereby represents and warrants that it is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, as the case may be, and in each other jurisdiction in which the failure to be so qualified could be reasonably be expected to have a Material Adverse Effect;

          (c) Each Guarantor further represents and warrants that it has the power and authority to enter into this Guaranty Agreement and to perform its obligations and to consummate the transactions contemplated hereby and has by proper action duly authorized the execution and delivery of this Guaranty Agreement; and

          (d) Each Guarantor further represents and warrants that this Guaranty Agreement constitutes the legal, valid and binding obligation of such Guarantor enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and general equitable principles (whether considered in a proceeding in equity or at law).

          (e) Each Guarantor incorporates herein by reference as fully as if set forth herein all of the representations and warranties pertaining to it as a Guarantor or Subsidiary, as the case may be, contained in the Credit Agreement, subject to all limitations and qualifications as therein provided, including, without limitation, Article VI of the Credit Agreement (which representations and warranties shall be deemed to have been renewed by the Guarantors upon each extension of credit under the Credit Agreement).

     9. Incorporated Covenants and Waivers.

     Each Guarantor incorporates herein by reference as fully as if set forth herein all of the covenants, waivers and other provisions pertaining to it as a Guarantor or Subsidiary, as the case may be, contained in the Credit Agreement subject to all limitations and qualifications as therein provided, including, without limitation, such covenants, waivers and other provisions contained in Articles VII, VIII, IX and X of the Credit Agreement.

     10. Amendments; Waivers; Modifications.

     This Guaranty Agreement and the provisions hereof may not be amended, waived, modified, changed, discharged or terminated except as set forth in
Section 14.9 of the Credit Agreement.

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     11. Counterparts.

     This Guaranty Agreement may be executed in any number of counterparts, each of which where so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. It shall not be necessary in making proof of this Guaranty Agreement to produce or account for more than one such counterpart as executed by each Guarantor.

     12. Headings.

     The headings of the sections and subsections hereof are provided for convenience only and shall not in any way affect the meaning, construction or interpretation of any provision of this Guaranty Agreement.

     13. Governing Law; Submission to Jurisdiction and Service of Process; Arbitration; Waiver of Jury Trial.

     THIS GUARANTY AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF GEORGIA, WITHOUT GIVING EFFECT TO THE CHOICE OF LAW PROVISIONS THEREOF. The terms of Sections 14.2 and 14.3 of the Credit Agreement are incorporated herein by reference, mutatis mutandis, and the parties hereto agree to such terms.

     14. Entirety.

     This Guaranty Agreement, the Credit Agreement and the other Credit Documents represent the entire agreement of the parties hereto and thereto, and supersede all prior agreements and understandings, oral or written, if any, including any commitment letters or correspondence relating to the Credit Agreement, the other Credit Documents or the transactions contemplated herein and therein.

     15. Taxes, etc.

     All payments required to be made by the Guarantors hereunder shall be made without setoff or counterclaim and free and clear of and without deduction or withholding for or on account of, any present or future taxes, levies, imposts, duties or other charges of whatsoever nature imposed by any government or any political or taxing authority as required pursuant to Section 2.6 of the Credit Agreement.

     16. Additional Guarantors.

     Section 7.16 of the Credit Agreement provides that certain Domestic Subsidiaries may become Guarantors by, among other things, executing and delivering to the Agent a joinder agreement. Any Domestic Subsidiary which executes and delivers to the Agent a joinder agreement joining such Domestic Subsidiary to this Guaranty Agreement shall be a Guarantor for all purposes hereunder and under the other Credit Documents.

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     IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Guaranty Agreement to be duly executed and delivered as of the date first above written.

                                        GUARANTORS:
                                        WORLD AIR HOLDINGS, INC.


                                        By:
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                                        Name:
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                                        Title:
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                                        WORLD AIRWAYS PARTS COMPANY, LLC


                                        By:
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                                        Name:
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                                        Title:
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Accepted and agreed to as of the date first above written.

                                        WACHOVIA BANK, NATIONAL ASSOCIATION,
                                        AS AGENT


                                        By:
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                                        Name:
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                                        Title:
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